57640130.1 57778030.2 SOLE MEMBER GUARANTY THIS SOLE MEMBER GUARANTY (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, this “Guaranty”) is made this 8th day of May, 2026, by REVEN HOUSING FUNDING MANAGER, LLC, a Delaware limited liability company, whose address is c/o R2 Advisors, 3857 Birch Street, Newport Beach, California 92660 (“Guarantor”), in favor of KM PORT US FINANCING US LP, a Delaware limited partnership (together with its successors and assigns, and such other co-lenders as may exist from time to time, the “Lender”). RECITALS WHEREAS, Lender, KM PORT US FINANCING US LP, a Delaware limited partnership (“Administrative Agent”) and REVEN HOUSING FUNDING 1, LLC, a Delaware limited liability company (“Reven 1”), REVEN HOUSING FUNDING 2, LLC, a Delaware limited liability company (“Reven 2”), BPDM PROPERTIES 2018-1 LLC, a Delaware limited liability company (“BPDM”), and PORTII PROPERTIES 2020-1 LLC, a Delaware limited liability company (“PORTII”) (collectively, jointly and severally “Borrower”), have entered into a certain Loan Agreement (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan in the aggregate original principal amount of TWO HUNDRED SIXTEEN MILLION AND NO/100 DOLLARS ($216,000,000.00) or so much as may be advanced from time to time (said loan, together with all advances which may hereafter be made pursuant to the Loan Agreement, being referred to herein as the “Loan”) to Borrower secured by certain Property as defined and more particularly described in the Loan Agreement; WHEREAS, Guarantor directly or indirectly owns membership interests of Borrower and will receive substantial direct and indirect benefit from Lender making the Loan to Borrower; WHEREAS, the Loan is evidenced by a certain Promissory Note executed by Borrower, as “Maker”, and payable to the order of Lender (such Promissory Note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”); and WHEREAS, any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the “Loan Documents” described in the Loan Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby guarantees to Lender the prompt and full payment and performance of the Guaranteed Obligations (defined below), this Guaranty being upon the following terms and conditions: 2 57778030.2 1. Guaranteed Obligations. Guarantor hereby guarantees to Lender the prompt and full payment of the indebtedness and performance of obligations of Borrower set forth in the Loan Agreement (hereinafter collectively referred to as the “Guaranteed Obligations”). 2. Certain Agreements and Waivers by Guarantor. (a) Guarantor hereby agrees that an “Event of Default” as defined in the Loan Agreement shall constitute an Event of Default hereunder. (b) Upon the occurrence and during the continuation of any Event of Default hereunder, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Lender. Guarantor shall, on written demand, pay or perform, as applicable, the Guaranteed Obligations. It shall not be necessary for Lender, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Borrower or others liable for the Indebtedness, (ii) enforce any rights against any security that shall ever have been given to secure the Indebtedness, (iii) join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Obligations. (c) Notwithstanding anything to the contrary in the Loan Documents, Guarantor agrees that (i) any and all payments received by Lender from Borrower or the collateral for the Loan (including, without limitation, by sale of the Property or ownership interests in Borrower) shall be applied as set forth in the Loan Agreement, and (ii) any and all payments received by Lender from Guarantor may be applied on account of the Indebtedness as set forth in the Loan Agreement. (d) Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto. (e) In the event any payment by Borrower or any other Person to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Lender and any reasonable outside attorneys’ fees, out-of-pocket costs and expenses paid or incurred by Lender in connection with any such event. If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantor on demand by Lender. 3 57778030.2 3. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor: (a) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations; (b) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed (other than as to any surviving indemnity obligations as to which no claim is then pending), except as otherwise permitted by the Loan Agreement; (c) Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed (other than as to any surviving indemnity obligations as to which no claim is then pending). If, notwithstanding the foregoing provisions, Guarantor should receive any payment that is prohibited as provided above in this Section, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and (d) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and to permit or facilitate exercise of its rights under this Section. 4. Other Liability of Guarantor or Borrower. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. 5. Assignment by Lender. This Guaranty is for the benefit of Lender and Lender’s successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder. Lender may sell or 4 57778030.2 offer to sell the Loan or interests therein to one or more assignees or participants. Guarantor shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such person(s) would have if such person(s) were Lender hereunder. Lender may disclose to any such assignee or participant or prospective assignee or participant, to Lender’s affiliates, to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in Lender’s reasonable judgment, any information Lender now has or hereafter obtains pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including information regarding any security for the Guaranteed Obligations or for this Guaranty, and/or credit or other information on Guarantor and/or any other person liable, directly or indirectly, for any part of the Guaranteed Obligations. 6. Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. If Guarantor is an entity, this Guaranty shall continue in full force and effect notwithstanding any dissolution, merger, consolidation, reorganization, change in ownership or control, or similar event affecting Guarantor, and shall be binding upon Guarantor and its successors and assigns. If this Guaranty is signed by more than one Person or entity, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually. Without limitation of any other term, provision or waiver contained herein, Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Obligations). 7. Nature of Guaranty. Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that Guarantor is liable hereunder as a primary obligor, (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Obligations, the Indebtedness, and all other sums due under the Note, the Loan Agreement, and the other Loan Documents except for any obligations, representations, and covenants of Guarantor or Borrower in the Environmental Indemnity Agreement that expressly survive the full satisfaction of the Loan, (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) Lender’s enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any). 8. Governing Law; Venue; Jurisdiction. (a) This Guaranty was negotiated in the State of New York, and made by Guarantor and accepted by Lender in the State of New York, and the proceeds of the Note were disbursed from the State of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Guaranty and the obligations arising hereunder shall be governed by, and construed in

5 57778030.2 accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor irrevocably, and unconditionally waives any claim to assert that the law of any other jurisdiction governs this Guaranty and this Guaranty shall be governed by and construed in accordance with the laws of the State of New York. (b) Any legal suit, action or proceeding against Guarantor or Lender arising out of or relating to this Guaranty may at Lender’s option be instituted in any federal or state court in the City of New York, County of New York or in a state or federal court of record having jurisdiction over the Property, and Guarantor waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Guarantor does hereby designate and appoint Authorized Agent as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in City of New York, County of New York, and agrees that service of process upon said agent at said address and written notice of said service mailed or delivered to Guarantor in the manner provided herein (or in the other Loan Documents) shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding in the State of New York. Guarantor (i) shall give prompt notice to Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York (which substitute agent and office shall be designated as the person and address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in the State of New York or is dissolved without leaving a successor. (c) Consent to Jurisdiction. Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of any state or federal court sitting in the State of New York or in the state in which the Property is located over any suit, action or proceeding arising out of, or relating to, this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in any court in which Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon Guarantor as provided in the Loan Documents. Guarantor hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Guarantor may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereinafter be enacted. The authority and power to appear for and enter judgment against Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time 6 57778030.2 in the same or different jurisdiction as often as Lender shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant. 9. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable laws. 10. Attorneys’ Fees, Costs and Expenses of Collection. Guarantor shall pay on demand all costs and expenses actually incurred by Lender in the enforcement of or preservation of Lender’s rights under this Guaranty including, without limitation, all reasonable outside attorneys’ fees, costs and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations. 11. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts. 12. Controlling Agreement. It is not the intention of Lender or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Lender. 13. Notices. Any and notices from Guarantor to Lender and Lender to Guarantor required or permitted by any provision of this Guaranty shall be in writing and sent by registered or certified mail or nationally recognized overnight delivery service and addressed as follows: TO LENDER: KM Port US Financing US LP c/o Kriss Capital LLC 20 West 20th Street, Suite 803 New York, New York 10011 7 57778030.2 TO GUARANTOR: Reven Housing Funding Manager, LLC c/o DayMark Companies 13901 Sutton Park Drive South, Suite 160 Jacksonville, Florida 32224 Attention: Michael Gough Email: mgough@secondavenue.com With a copy to: Wick Phillips 3131 McKinney Avenue, Suite 500 Dallas, Texas 75204 Attention: Isaac Brown Email: isaac.brown@wickphillips.com With a copy to: Ryan Schluttenhofer R2 Advisors LLC 3857 Birch St Newport Beach, CA 92660-2616 Email: SORBVI@r2advs.com With a copy to: Michael Friedman Chapman and Cutler LLP 1270 Avenue of the Americas New York, NY 10020 Email: friedman@chapman.com Such addresses may be changed by such notice to the other party. Notice given as hereinabove provided shall be deemed given on the date of its deposit in the United States Mail and, unless sooner actually received, shall be deemed received by the party to whom it is addressed on the third calendar day following the date on which said notice is deposited in the mail, or if a courier system is used, on the date of delivery of the notice. 14. Cumulative Rights. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the 8 57778030.2 provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender. 15. Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligations, until the Guaranteed Obligations have been fully and finally paid, and (b) if Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Lender), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan to Borrower. 16. Further Assurances. Guarantor at Guarantor’s expense will promptly execute and deliver to Lender upon Lender’s request all such other and further documents, agreements, and instruments as Lender may reasonably request in compliance with or accomplishment of the agreements of Guarantor under this Guaranty. 17. No Fiduciary Relationship. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender. 18. Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned, jointly and severally and Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the

9 57778030.2 Security Instrument and/or applicable law with respect to the Property, the Loan Agreement, or any other Loan Documents. 19. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantor’s obligations hereunder. 20. Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement. 21. Entire Agreement. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. 22. WAIVER OF JURY TRIAL. EACH OF GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTY, LENDER, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. 23. Waivers. (a) Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective 10 57778030.2 of (and, to the extent permitted under applicable law, Guarantor hereby waives any rights or protections related to): (i) any limitation of liability or recourse in any other Loan Document or arising under any law; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations; (iv) any homestead exemption or any other similar exemption under applicable law and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Obligations; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any Person or collateral; (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations; (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations; (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security 11 57778030.2 therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document; (x) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations (other than for such notices, if any, as are expressly required herein or in another Loan Document to be given to Guarantor), any and all other rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower; (xi) if for any reason that Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else; (xii) the making of advances by Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents; (xiii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document; (xiv) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); (xv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender; and/or 12 57778030.2 (xvi) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents). (b) This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives (i) any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person whatsoever; (ii) any rights of sovereign immunity and any other similar and/or related rights; (iii) any other circumstance that may constitute a defense of Borrower or Guarantor hereunder and/or under the other Loan Documents; and (iv) any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Indebtedness and/or any amendment or modification of the Indebtedness. 24. Representations, Warranties and Covenants of Guarantor. (a) Guarantor hereby makes the following representations, warranties and covenants (each of which shall remain materially true and correct during the term hereof): (i) Guarantor is duly organized, validly existing and in good standing under the laws of its state of formation, and Guarantor has all requisite right and power to execute and deliver this Guaranty and to perform the Guaranteed Obligations; (ii) Guarantor has a financial interest in Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (iii) the execution, delivery and performance of this Guaranty and the incurrence of the Guaranteed Obligations, now or hereafter owing, and the creation of liens on Guarantor’s assets do not require any approval or consent of, or filing with, any governmental authority or other Person (or such approvals and consents have been obtained and delivered to the Lender) and are not in contravention of any provision of law applicable to Guarantor; (iv) this Guaranty and the other Loan Documents to which Guarantor is a party constitute when delivered, valid and binding obligations of Guarantor, enforceable in accordance with their respective terms;

13 57778030.2 (v) Guarantor is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any restriction, which is likely to have a Material Adverse Effect; (vi) Guarantor has filed all tax returns which are required to be filed (or obtained proper extensions of time for the filing thereof) and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received; (vii) the financial statements and other information pertaining to Guarantor submitted to Lender are true, complete and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading; (viii) there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of Guarantor, threatened, or any basis therefor, which involves a risk of any material judgment or liability not fully covered by insurance (other than any deductible) which is likely to be adversely determined and if so, would have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against Guarantor which has a Material Adverse Effect; (ix) the making of the Loan to Borrower will result in material benefits to Guarantor; (x) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (xi) Guarantor has read and fully understands the provisions contained in the Note, the Loan Agreement, and the other Loan Documents; (xii) Guarantor (1) has not entered into this Guaranty or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) has received reasonably equivalent value in exchange for the Guaranteed Obligations hereunder and under the Loan Documents; and (xiii) Guarantor is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code. (b) Each of the representations and covenants of and/or relating to Guarantor set forth in the other Loan Documents are hereby re-made by Guarantor and incorporated herein by reference as if fully set forth herein. No Loan Document or other document, certificate or statement (including, without limitation, any financial statements provided to Lender by 14 57778030.2 Guarantor) furnished to Lender by or on behalf of Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading when taken as a whole. Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to make the Loan to Borrower. Guarantor’s representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations. 25. Financial Covenants of Guarantor. (a) Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) shall permit Lender and any authorized representatives of Lender to have access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of Guarantor, at all reasonable times upon prior written notice, during normal business hours, at Guarantor’s address for notices as set forth herein upon the giving of reasonable notice of such intent. Guarantor shall also provide to Lender, upon Lender’s reasonable written request, such proofs of payments, costs, expenses, revenues and earnings, and other documentation as Lender may reasonably request, from time to time, and with such other information, in such detail as may reasonably be required by Lender. (b) Lender shall have the right, at any time and from time to time upon the occurrence and continuance of an “Event of Default” hereunder or under the other Loan Documents, to audit the books and records of Guarantor. 26. Change in Residency. Guarantor hereby represents and warrants that its principal place of business or chief executive office is located in the State of Delaware. Guarantor shall not change the location of its principal place of business or chief executive office to another jurisdiction without first providing Lender at least ten (10) Business Days prior written notice thereof. Guarantor’s failure to comply with any of the foregoing shall, at Lender’s option, constitute an “Event of Default” hereunder and under the Loan Agreement. 27. No Transfer of Assets. Guarantor shall not, during the term of the Loan, transfer any material portion of its assets unless such transfer is: (a) in the ordinary course of Guarantor’s business, for fair market value and such fair market value is given to Guarantor, in its sole name, and such transfer will not have a material adverse effect on Guarantor’s ability to perform its obligations hereunder, as determined by Lender in its reasonable discretion; (b) to any affiliate of Guarantor and/or any corporation, partnership or other entity the majority of which is owned by Guarantor as long as Guarantor otherwise maintains assets sufficient to repay the Loan as determined by Lender in its reasonable discretion; or (c) otherwise as permitted pursuant to the Loan Agreement. 28. Limited Recourse. Notwithstanding anything to the contrary in this Guaranty, Guarantor shall not have any direct or personal liability for the payment or performance of the Guaranteed Obligations, except that Lender may enforce this Guaranty against the Guarantor only to 15 57778030.2 the extent of collateral pledged, assigned or granted by Guarantor to Lender pursuant to that certain Pledge and Security Agreement entered into by Guarantor in favor of Lender on or about the date hereof (the “Security Agreement”). Nothing herein contained shall be construed to prevent Lender from exercising and enforcing against Borrower or Guarantor any other remedy (which is not inconsistent with the provisions of this paragraph) allowed at law or equity or by any statute or by the terms of the other Loan Documents or any other guaranty, pledge, security agreement, or any other security instrument of any kind now or hereafter securing payment of the Loan and the Guaranteed Obligations. [NO FURTHER TEXT ON THIS PAGE] 57778030.2 IN WITNESS WHEREOF, the undersigned Guarantor has executed this Sole Member Guaranty as of the day and year first above written. GUARANTOR: REVEN HOUSING FUNDING MANAGER, LLC, a Delaware limited liability company, its sole member By: PORT OP LP, a Delaware limited partnership, its sole member By: PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland corporation, its general partner By: _______________________ Name: Ryan Schluttenhofer Title: Chief Accounting Officer STATE OF ___________________ ) ) SS: COUNTY OF _________________ ) The foregoing instrument was sworn to (or affirmed) and subscribed before me by means of ☐ physical presence or ☐ online notarization, this ___ day of __________, 2026, by Ryan Schluttenhofer, as Chief Accounting Officer of PACIFIC OAK RESIDENTIAL TRUST, INC., the General Partner of PORT OP LP, the Sole Member of REVEN HOUSING FUNDING MANAGER, LLC, who ☐ is personally known to me or ☐ has produced ________________________ as identification. __________________________________ Notary Public (SEAL) _______________________________ (Print, Type or Stamp Commissioned) My commission expires: _______________ Signature Page to Sole Member Guaranty